INVESTOR PRESENTATION March 2023

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the COVID-19 pandemic and its effects; integration risks in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming, Montana, and California; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 15, 2022 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward- looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

3 An Emerging High Performing Institution Overview ▪ Niche-focused regional wealth manager built on a private trust bank platform ▪ Headquartered in Denver, Colorado and positioned in desirable, affluent and high growth markets Target Market ▪ Households of $1+ million liquid net worth ▪ High net worth and high growth markets ▪ Colorado, Arizona, Wyoming, California and Montana Company Highlights Competitive Advantage (as of 12/31/22) ▪ Assets: $2.87 billion ▪ Total Loans: $2.47 billion ▪ Total Deposits: $2.41 billion ▪ AUM: $6.11 billion (for the year ending 12/31/22) ▪ Loan Growth: 26.7% ▪ Deposit Growth: 9.0% ▪ Asset Growth: 13.4% ▪ TBV/Share(1) Growth: 10.7% ▪ Operates as one integrated firm, not silos ▪ Team approach benefits both clients and First Western ▪ Local boutique private trust bank offices with central product experts (1) See Non-GAAP reconciliation CA MT AZ WY CO Office Locations

4 Investment Highlights Proven Execution on Growth Strategies Attractive Markets and Business Model Strong Earnings Momentum ▪ Significant revenue growth driving improved operating leverage and higher profitability ▪ TBV/share(1) increased 25% in 2020, 21% in 2021, and 11% in 2022 ▪ Continued scale expected to drive further leverage and generate returns consistent with a high performing institution over long term ▪ Highly aligned with shareholder interests as insiders own ~17% of total shares outstanding(2) ▪ Discounted valuation trading at just 1.17x TBV/share(3) High Insider Ownership and Discounted Valuation ▪ Track record of combining organic growth and market expansion with accretive acquisitions to enhance franchise value ▪ Total assets up 58% in 2020, 28% in 2021, and 13% in 2022 with substantial increases in revenue and EPS ▪ Strengthening commercial banking platform creating more diverse loan portfolio and lower-cost deposit base ▪ Rapidly growing institution operating in high growth markets ▪ Attractive, stable deposit base with noninterest-bearing and money market accounts comprising 80% of total deposits ▪ Conservative underwriting and affluent client base results in exceptional asset quality with minimal credit losses (1) See Non-GAAP reconciliation (2) Represents beneficial ownership as defined by the Proxy Statement (3) As of February 23, 2023

$4,556 $5,795 $7,602 $10,854 $38,429 $32,611 $33,733 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2016 2017 2018 2019 2020 2021 2022 2016-2020 Pre-Tax, Pre-Provision Income(1) ($000s) 5 Strong Operational and Financial Momentum ▪ Robust organic balance sheet growth ▪ Accretive acquisitions ▪ Market expansion ▪ Highly leverageable operating platform driving improved efficiencies ▪ Outstanding asset quality and low credit costs Drivers of Improved Performance (1) See Non-GAAP reconciliation Adjusted Pre-Tax, Pre-Provision Income(1) ($000s)

$9.19 $11.14 $11.50 $11.88 $12.38 $12.83 $13.15 $13.39 $14.13 $15.38 $16.44 $17.24 $17.98 $18.85 $19.87 $20.25 $20.65 $21.35 $21.99 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 MYFW TBV/Share 6 Improving Earnings Driving Outperformance and Creating Shareholder Value Discounted Valuation Provides Opportunity for Continued Outperformance as Multiple Expands(2) (1) See Non-GAAP reconciliation (2) Source: S&P Capital IQ (January 1, 2020 through February 23, 2023) TBV/Share(1) Up 139% Since July 2018 IPO

Franchise Overview 7

Great Markets, Scarce Investment Opportunity

Characteristics of First Western Markets

- Ranked among states with highest GDP growth
- Strong job and population growth
- Experiencing significant in-migration
- Attractive demographics with large amount of high net worth individuals that utilize private banking and investment management services
- Favorable tax laws for trusts and estates that attract wealthy individuals

Deposits by MSA (1)



Boulder, CO 10%
Fort Collins, CO 12%
Other 4%
Rock Springs, WY 4%
Glenwood Springs, CO 3%
Jackson, WY 10%
Denver, CO 45%
Phoenix, AZ 12%

Deposits by State	
Colorado	70%
Wyoming	18%
Arizona	12%

MYFW is 2nd Largest Publicly Held CO Chartered Bank

As of December 31, 2022	Current Ownership	Total Assets ($bn)
FirstBank	Private	27.8
NBH Bank	**Public (NYSE: NBHC)**	9.6
Sunflower Bank	Private	7.4
Bank of Colorado	Private (Sub. Of Pinnacle Bancorp-NE)	6.6
Alpine Bank	Private	6.3
ANB Bank	Private	3.2
First Western Trust Bank	**Public (Nasdaq: MYFW)**	2.9

Small Market Share Provides Large Growth Opportunity

MSA	State	Market Share	Projected % Change in HHI (2021-2026) (2)
Denver-Aurora-Lakewood	CO	0.77	11.00
Fort Collins	CO	2.20	13.45
Phoenix-Mesa-Scottsdale	AZ	0.15	13.18
Boulder	CO	1.45	11.41
Jackson	WY/ID	4.80	8.50
Glenwood Springs	CO	1.66	8.82
National Average			**9.01**

(1) Source: S&P Capital IQ as of 06/30/2022
(2) Percentage growth in household income (HHI).

8

FIRSTwestern

MYFW: Our Five Core Strengths

Differentiated, Proven in the Marketplace	▪ **Niche-focused** franchise headquartered in Denver, Colorado ▪ Well-positioned in many **attractive markets** in Arizona, California, Colorado, Montana, and Wyoming ▪ **Specialized central expertise** to compete with siloed national, regional firms ▪ Delivered through **local, boutique trust banking teams** so clients "owned" by MYFW, not associates
Built-in Operating Leverage	▪ **Strong profit center margins at maturity**, growth opportunities in current and new markets ▪ **Revenue growth** over long-term in both fee income and net interest income, with neutral balance sheet ▪ Scalable, **leverageable high fixed cost, low variable cost Product and Support Centers** ▪ Operating **expense investment already in place** for growth and expansion
Highly Desirable Recurring Fee Income	▪ Primarily **recurring** trust and investment management ("TIM") fees ▪ **Low risk, "sticky" wealth/trust business** with comprehensive product offering ▪ **Multiple entry points with ConnectView®** – proprietary review process to service, **cross-sell**
Experienced, Tested Team	▪ Executives are **major bank/professional firm trained**, with deep relationships in communities ▪ Achieved **growth through** business and economic **cycles**, capital constraints ▪ Healthy relationship with all regulators with **strong risk management** culture ▪ CEO with **proven track record** for creating value in previous bank ownership
Unique Opportunity for Investors	▪ At critical mass but small market share, **many current and new market** opportunities ▪ **Proven ability to expand: (1) Organically, (2) By expansion and (3) By acquisition** ▪ Few large Colorado bank alternatives for investors and clients, creating **lift-out opportunities** ▪ Attractive revenue and earnings growth story **trading at discounted valuation**

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FIRSTwestern

Cross-Selling a Diverse Set of Products and Services

Our local profit centers team with specialized product experts through ConnectView®, with many points of entry

Commercial Banking	▪ Corporate loans to match specific needs ▪ Well-versed in working with complex cash flows and business models ▪ **Customized treasury management** products and services
Retirement / 401(k) Plan Consulting	▪ **Retirement plan consultants** partnering with businesses to sponsor retirement plans ▪ Creative corporate retirement plan design, analysis solutions, fiduciary liability management ▪ ERISA compliance and education
Residential Mortgage Lending	▪ Mortgage banking **specializing in purchase money, high net worth lending** ▪ Underwritten to Fannie Mae and Freddie Mac guidelines ▪ Targeted portfolio lending and secondary sales
Wealth Planning	▪ Wealth planning with specialized services (e.g. philanthropic) ▪ **Proprietary ConnectView® approach**, with access to CFPs, CPAs and estate planning attorneys ▪ Charitable giving tax strategies, deferred-compensation plans, life insurance, key person insurance
Investment Management	▪ Provide a **broad range of asset and sub asset classes,** with automated tax and basis management ▪ Create unique solutions through internal research, proprietary and third-party investment options ▪ Central team creates the platform for Portfolio Managers to service clients, manage accounts
Trust	▪ **Fiduciary wealth management** with expert review of client objectives, creating solutions ▪ Irrevocable life insurance trust, conservatorship, successor trustee, directed custodial trusteeship ▪ WY tax-exempt asset protection, special needs trusts, escrow services, family office services

10

FIRSTwestern

$54.3 $55.2 $57.8 $64.3 $97.3 $96.2 $112.2 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 Net Interest Income Non-Interest Income, excluding net gain/(loss) on sale of securities and assets 11 High Quality Revenues with Predictable Sources of Recurring Income Net Interest Income $83.2 74% Mortgage $5.3 5% Bank Fees $2.7 2% Insurance $1.2 1% Other $0.9 1% Trust & Advisory $18.9 17% ($ in millions) Note: As of or for the period ended December 31, 2022. Totals may not add up due to rounding. ($ in millions) FY 2022 Revenue Mix Gross Revenue(1) (1) See Non-GAAP reconciliation

12 Private Bank Model Generates Strong Fee Income 5-Year Average: More than 40% of Operating Revenue Generated by Fee Income 59.4% 43.3% 37.4% 35.1% 30.9% 28.5% 27.8% 27.7% 26.3% 25.7% 19.5% 17.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% ALRS MYFW UMBF WASH PGC UVSP CATC SYBT CFR TMP FFWM FRC Noninterest Income/Operating Revenue Peer Average Source: S&P Capital IQ (2018-2022)

Driving Profitable Growth 13

Success in Expansion and Acquisition Growth

Acquisitions

2002 – 2005 (5) — Total Acquisitions: 5
- Westcor Insurance Group, Inc.
- Poudre River Valley Trust Co.
- Sprout & Associates, Inc.
- Sterling Partners
- Silversmith Financial Corp

2006 – 2010 (4) — Total Acquisitions: 9
- Reber/Russell Company
- Ryder, Stilwell Inc.
- Asset Purchase – Financial Management Advisors, LLC
- Asset Purchase – GKM Advisors, LLC

2011 – 2015 (1) — Total Acquisitions: 10
- Trust Department Assets – First National Bank of Wyoming

2016 – 2020 (2) — Total Acquisitions: 12
- Asset Purchase – EMC Holdings, Inc.
- Branch Purchase & Assumption from Simmons Bank

2021 - 2022 (1) — Total Acquisitions: 13
- Teton Financial Services, Inc.

2002 → 2023

Office Openings

2002 – 2005 (3) — Total Offices: 3
- Cherry Creek, CO
- Denver, CO
- Northern Colorado, CO

2006 – 2010 (3) — Total Offices: 6
- Boulder, CO
- Century City, CA
- Scottsdale, AZ

2011 – 2015 (6) — Total Offices: 12
- Aspen, CO
- DTC/Cherry Hills, CO
- Fort Collins, CO
- Jackson Hole, WY
- Laramie, WY
- Phoenix, AZ

2016 – 2020 (4) — Total Offices: 16
- Broomfield, CO (2021)
- Greenwood Village, CO
- Lone Tree, CO(2)
- Vail Valley, CO

2021 - 2022 (5) — Total Offices: 19
- Jackson Hole, WY(1)
- Pinedale, WY(1)
- Rock Springs, WY(1)
- Bozeman, MT
- Phoenix, AZ(3)

Total Acquisitions   # Total Offices

(1) Added through the Teton Financial Services, Inc. acquisition. Jackson Hole offices were consolidated in May 2022
(2) Lone Tree branch closed in 2Q2022
(3) Phoenix loan production office opened in 4Q2022

14

FIRSTwestern

15 Revenue Growth Strategies Expand commercial loan production platform ▪ Building expertise in specific vertical markets, e.g. medical and dental practices ▪ Capitalize on growing reputation to attract additional experienced commercial banking talent Expand into new markets with attractive demographics ▪ Vail Valley office opened in 2019 ▪ Built team and revenue base to open office in Broomfield, CO in 3Q21 ▪ Added team to focus on Bozeman, MT market in 2Q21 ▪ Added teams to expand presence in Arizona in 2022 Execute on revenue synergies from Teton acquisition ▪ Capitalize on higher legal lending limit to expand relationships with existing clients and pursue larger commercial clients ▪ Cross-sell MYFW’s larger offering of trust and wealth management products to new client base ▪ Continue adding banking talent to further accelerate market share gains in Wyoming Execute on low- risk strategic transactions that add value to the MYFW franchise ▪ Execute on minimally dilutive acquisitions ▪ Leverage infrastructure through branch acquisition transactions ▪ Proactive expansion, acquisition team

16 Recent M&A Transactions Branch Purchase and Assumption Whole Bank Acquisition ▪ Closed on May 18, 2020 ▪ Acquisition of all of the Denver locations of Simmons Bank (three branches and one loan production office) ▪ Assumed $63 million in deposits and $120 million in loans related to the acquired locations ▪ Added scale, an attractive client base, and commercial banking talent Transaction Overview Financial Impact ▪ Mid-teens earnings accretion in 2021 Transaction Overview ▪ Closed on December 31, 2021 ▪ Acquisition of Teton Financial Services Inc., the holding company for Rocky Mountain Bank ▪ Expanded First Western’s footprint and market share in Wyoming where favorable trust, estate and tax laws align well with private banking and investment management business model ▪ Added $379 million in deposits and $252 million in loans ▪ Added scale and improves operating efficiencies Financial Impact ▪ High single-digit earnings accretion in 2022 ▪ Immediately accretive to TBV/share upon closing ▪ Added low-cost deposits and higher-yielding loans that will positively impact net interest margin

17 Strong Execution on Revenue Growth Strategies ▪ Accelerating business development, office expansion and accretive acquisitions all contributing to the balance sheet growth driving improved operating leverage and higher profitability ▪ M&A strategy continued with acquisition of Teton Financial Services ▪ Office expansion continued with hiring of teams to focus on Bozeman, MT market and deepen presence in Colorado and Arizona (in millions) Incremental Balance Sheet Growth (1/1/20 through 12/31/22) $1,238.5 $885.1 $234.7(1) $433.3 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 Loans HFI Deposits Organic Growth Acquisition 148% Increase in Loans HFI 121% Increase in Total Deposits (1) Acquired growth represents remaining balances as of December 31, 2022 following payoffs/paydowns since the loans were acquired.

18 Accelerating Business Development Trends Capital raised in July 2018 IPO has allowed for increased business development activities $227.9 $268.2 $225.6 $317.9 $691.7 $561.2 $918.7 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 2016 2017 2018 2019 2020 2021 2022 $44.0 $62.2 $121.6 $149.0 $467.9 $206.6 $199.5 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2016 2017 2018 2019 2020 2021 2022 (1) Excluding PPP loans (2) Excluding acquired deposits (in millions)(in millions) New Loan Production(1) Net Deposit Growth(2)

19 Increased Scale and Back-Office Streamlining Driving Improved Efficiencies 88.2% 85.4% 80.6% 59.8% 66.6% 69.2% 50.0% 60.0% 70.0% 80.0% 90.0% 2017 2018 2019 2020 2021 2022 (1) See Non-GAAP reconciliation Efficiency Ratio(1)

20 Wealth Management Segment Earnings (1) See Non-GAAP reconciliation $1.55 $0.78 $1.60 $3.09 $3.33 $1.33 $1.29 $4.24 $3.81 $3.09 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 FY18 FY19 FY20 FY21 FY22 Wealth Management Segment Consolidated ▪ Wealth Management segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines ▪ Growth in private banking, commercial banking, and TIM businesses replacing earnings generated by mortgage segment in 2020 and creating sustainable path to higher profitability over long-term Wealth Management Segment Diluted Pre-Tax Earnings Per Share(1)

Recent Financial Trends 21

22 Overview of 4Q22 Strong Deposit Growth 4Q22 Earnings Well Balanced Loan Growth ▪ Despite tighter underwriting and pricing criteria, total loans held for investment increased at 21% annualized rate ▪ Increasing contributions from newer markets in Arizona, Wyoming and Montana ▪ Growth in most major loan categories ▪ Strong deposit growth significantly reduced loan-to-deposit ratio ▪ Total Capital Ratio increased 53 bps from end of prior quarter to 12.37% Increase in Liquidity and Capital ▪ Increased focus on deposit gathering resulted in 44% annualized growth in total deposits ▪ Newer markets making larger contributions to deposit growth ▪ Net income available to common shareholders of $5.5 million, or $0.56 per diluted share ▪ Excluding acquisition-related expenses, adjusted net income of $5.6 million, or $0.58 per diluted share(1) (1) See Non-GAAP reconciliation

23 Net Income Available to Common Shareholders and Earnings per Share ▪ Net income of $5.5 million, or $0.56 diluted earnings per share, in 4Q22 ▪ Excluding acquisition-related expenses, adjusted diluted earnings per share(1) of $0.58 in 4Q22 ▪ Strong profitability resulted in 2.5% and 3.0% increase in book value per share and tangible book value per share(1), respectively, from 3Q22 ▪ Consistent value creation resulted in both book value and tangible book value per share(1) increasing by more than 9% during 2022 $1,917 $5,524 $4,482 $6,221 $5,471 $4,776 $5,922 $4,742 $6,337 $5,617 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Net Income Adjustments to Net Income $0.23 $0.57 $0.46 $0.64 $0.56 $0.57 $0.61 $0.49 $0.66 $0.58 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Net Income Adjustments to Net Income Net Income Available to Common Shareholders Diluted Earnings per Share (1) See Non-GAAP reconciliation (1) (1) (1) (1)(1) (1) (1) (1) (1) (1)

24 Loan Portfolio ▪ Total loans held for investment increased $121.2 million from prior quarter ▪ Continued strong loan production and a moderation in payoffs results in another quarter of significant loan growth ▪ Average rate on new loan production increased by more than 100 bps from prior quarter ▪ Growth primarily driven by commercial, residential mortgage, and construction lending 4Q 2021 3Q 2022 4Q 2022 Cash, Securities and Other $261,190 $154,748 $165,670 Consumer and Other(2) 34,758 50,429 49,954 Construction and Development 178,716 228,060 288,497 1-4 Family Residential 580,872 822,796 898,154 Non-Owner Occupied CRE 482,622 527,836 496,776 Owner Occupied CRE 212,426 220,075 216,056 Commercial and Industrial 203,584 350,954 361,028 Total Loans HFI $1,954,168 2,354,898 2,476,135 Loans held-for-sale (HFS) (3) 30,620 12,743 10,804 Total Loans $1,984,788 $2,367,641 $2,486,939 $252.3 $224.6 $101.8 $341.9 $292.7 $182.3 $122.3 $154.2 $157.7 $123.4 $115.4 $21.5 $25.6 $5.7 $2.6 $0.1 $0 $50 $100 $150 $200 $250 $300 $350 4Q21 1Q22 2Q22 3Q22 4Q22 Teton Acquired Production Loan Payoffs PPP Forgiveness (in millions) $1,693 $1,945 $2,029 $2,253 $2,445 $2,368 $2,487 $0 $400 $800 $1,200 $1,600 $2,000 $2,400 $2,800 4Q21 1Q22 2Q22 3Q22 4Q22 3Q22 4Q22 (1) Represents unpaid principal balance. Excludes deferred (fees) costs, and amortized premium/ (unaccreted discount) and fair value adjustments on loans accounted for under the fair value option. (2) Includes loans held for investment accounted for under fair value option of $23.4 million and $22.6 million as of December 31, 2022 and September 30, 2022, respectively. (3) Includes $2.0 million loans held for sale that are not Mortgage loans held for sale as of December 31, 2022. ($ in thousands, as of quarter end) Loan Portfolio Composition(1) Loan Portfolio Details Loan Production & Loan Payoffs Total Loans(1) Average Period End

25 Total Deposits ▪ Total deposits increased at 44% annualized rate in 4Q22 ▪ Some migration of noninterest-bearing deposits into interest-bearing categories as clients seek higher rates for their excess liquidity ▪ Time deposits added to lock-in longer-term fixed rate funding and help improve ability to manage funding costs going forward 4Q 2021 3Q 2022 4Q 2022 Money market deposit accounts $1,056,669 $1,010,846 $1,336,092 Time deposits 170,491 186,680 224,090 NOW 309,940 277,225 234,778 Savings accounts 32,299 30,641 27,177 Noninterest-bearing accounts 636,304 662,055 583,092 Total Deposits $2,205,703 $2,167,447 $2,405,229 $1,805 $2,274 $2,227 $2,154 $2,242 $2,167 $2,405 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 4Q21 1Q22 2Q22 3Q22 4Q22 3Q22 4Q22 Average Period End ($ in millions) Deposit Portfolio Composition Total Deposits

26 Trust and Investment Management ▪ Total assets under management increased $188.6 million from September 30, 2022 to $6.11 billion as of December 31, 2022 ▪ All model portfolios continue to outperform their respective benchmark helping moderate the impact of this year’s market pullback $7,352 $7,199 $6,278 $5,918 $6,107 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter end) Total Assets Under Management

(1) See Non-GAAP reconciliation Gross Revenue ▪ Gross revenue(1) relatively consistent with prior quarter ▪ Higher non-interest income partially offset decline in net interest income ▪ Consistent growth in balance sheet and client base resulted in 4Q22 gross revenue(1) increasing 23.8% from same quarter in 2021, despite mortgage revenues declining Non-interest Income $6,561 Net Interest Income $21,842 23.9% 76.1% $23.4 $26.9 $26.9 $29.3 $29.0 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Wealth Management Mortgage (in millions) 4Q22 Gross Revenue(1) Gross Revenue(1) 27

28 Net Interest Income and Net Interest Margin ▪ Net interest income decreased to $21.8 million, or 4.6%, from $22.9 million in 3Q22, but increased 51.6% from $14.4 million in 4Q21 ▪ Net interest income decreased from 3Q22 due to higher interest expense resulting from strong deposit growth and increase in average cost of deposits ▪ Net interest margin, excluding PPP and purchase accretion (1), decreased 47 bps to 3.31%, due to increase in average cost of funds ▪ Net interest margin expected to decrease in 1Q23 $14,407 $18,305 $20,152 $22,906 $21,842 $0 $5,000 $10,000 $15,000 $20,000 $25,000 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 2.95% 2.98% 3.35% 3.76% 3.32% 2.92% 2.87%(1) 3.30% 3.78% 3.31% -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Net Interest Margin Adjusted Net Interest Margin (1) (1) (1) (1) (in thousands) (1) See Non-GAAP reconciliation Net Interest Income Net Interest Margin

29 Non-Interest Income ▪ Non-interest income increased 3.4% from 3Q22, primarily due to increases in bank fees and risk management and insurance fees ▪ Increase in risk management and insurance fees reflect typical seasonal increase in fourth quarter, while increase in bank fees partially driven by higher loan prepayment penalty fees ▪ Trust and Investment Management fees and net gain on mortgage loans beginning to stabilize ▪ Volume of locks on mortgage loans originated for sale declined 32% from the prior quarter, with 95% of the originations being purchase loans $9,516 $8,579 $6,926 $6,345 $6,561 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Trust and Investment Management Fees Net Gain on Mortgage Loans Bank Fees Risk Management and Insurance Fees Income on Company-Owned Life Insurance Other $5,197 $5,168 $4,784 $4,664 $4,358 $4,000 $4,200 $4,400 $4,600 $4,800 $5,000 $5,200 $5,400 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 (in thousands)(in thousands) Total Non-Interest Income Trust and Investment Management Fees

30 Non-Interest Expense and Efficiency Ratio ▪ Non-interest expense increased 3.3% from 3Q22 ▪ Increase primarily attributable to higher data processing fees and other operational costs related to enhancements to Trust and Investment Management platform ▪ Following investments in talent and technology in 2022, growth in non-interest expense expected to moderate in 2023 ▪ Non-interest expense for 1Q23 expected to range from $20-$21 million $3,700 $604 $424 $231 $272 $20,524 $19,358 $20,583 $19,260 $19,905 $0 $5,000 $10,000 $15,000 $20,000 $25,000 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Non-Interest Expense Adjustments to Non-Interest Expense (1) 71.77% 69.68% 74.85% 64.94% 67.66% 0% 20% 40% 60% 80% 100% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 (1) See Non-GAAP reconciliation Total Non-Interest Expense Operating Efficiency Ratio(1) (in thousands) (1) (1) (1) (1) (1)

31 Asset Quality ▪ Increase in NPAs primarily attributable to one commercial loan with multiple sources of repayment ▪ $1.2 million provision for loan losses related to growth in total loans and changes in portfolio mix ▪ ALLL/Adjusted Total Loans(1) increased to 0.78% in 4Q22 from 0.77% in 3Q22 ▪ CECL adopted on January 1, 2023 with preliminary estimate of ACL/Total Loans of 75-90 bps and 30-45 bps coverage on off-balance sheet commitments 0.17% 0.17% 0.17% 0.14% 0.43% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Non-Performing Assets/Total Assets Net Charge-Offs/Average Loans (1) Adjusted Total Loans – Total Loans minus PPP loans, acquired loans, and loans accounted for under fair value option; see non-GAAP reconciliation

32 Capital and Liquidity Overview 9.28% 9.28% 12.37% 7.81% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Tier 1 Capital to Risk-Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk-Weighted Assets Tier 1 Capital to Average Assets Liquidity Funding Sources (as of 12/31/22) Liquidity Reserves: Total Available Cash $ 194,871 Unpledged Investment Securities 58,498 Borrowed Funds: Unsecured: Credit Lines 29,000 Secured: FHLB Available 751,224 Brokered Remaining Capacity 445,175 Total Liquidity Funding Sources $ 1,479,112 Loan to Deposit Ratio 102.7% $91,662 $104,411 $130,704 $187,139 $208,760 $11.50 $13.15 $16.44 $19.87 $21.99 $10.00 $15.00 $20.00 $25.00 $30.00 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 $220,000 $240,000 4Q18 4Q19 4Q20 4Q21 4Q22 TCE TBV/Share (in thousands) (1) See Non-GAAP reconciliation Consolidated Capital Ratios (as of 12/31/22) Tangible Common Equity / TBV per Share(1) (in thousands)

Creating Additional Shareholder Value 33

34 2023 Outlook and Priorities ▪ Well positioned to protect shareholder value during economic downturn and generate profitable growth as economic conditions improve ▪ Increased focus on core deposit gathering to fund loan production ▪ Strong business development capabilities and increasing contributions from newer markets in Arizona, Wyoming and Montana expected to continue resulting in solid loan growth ▪ Additional resources allocated to business development in Trust and Investment Management business ▪ Disciplined expense control should result in revenue growth rate exceeding expense growth rate ▪ Increased operating leverage focus should result in further earnings growth

35 Long-Term Goals to Drive Shareholder Value ▪ Since our pre-2018 IPO status as of year end 2017, we have tripled total loans and total deposits, more than doubled TBV per share, had substantial increases in annual revenue, and demonstrated significant operating leverage. Looking forward we can drive shareholder value by: ▪ Continuing to execute well, creating more operating leverage to drive high performing ROAA and ROAE results ▪ Emphasizing our differentiation in marketplace ▪ Growing through $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions, ideally: ▪ ~50 offices – infill and adjacent ▪ Maturing at $8 million in revenue per office through growing 20% ▪ 75% contribution margin per office at maturity, then growing ▪ Building footprint, scale and operating leverage with M&A ▪ Disciplined approach to be significantly earnings accretive with minimal TBV dilution ▪ Enhancing wealth management platform ▪ Upgrade omnichannel client experience ▪ Create new digital distribution channel Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform

MYFW’s core strengths provide the foundation for driving shareholder value 36 A Unique and Attractive Investment Differentiated, Proven in the Marketplace Built-in Operating Leverage Highly Desirable Recurring Fee Income Experienced, Tested Team Unique Opportunity for Investors

Appendix 37

Organizational Overview 38

Team: Ready to Take MYFW to the Next Level

Name	Title	Joined FW	Years in Industry	Prior Experience
Scott C. Wylie	Chairman, CEO & President	2002	35	▪ Chairman & CEO, Northern Trust Bank of Colorado ▪ Chairman & CEO, Trust Bank of Colorado ▪ CEO, Equitable Bancshares of Colorado and Women's Bank, Chairman, Equitable Bank ▪ Chairman, American Fundware ▪ President & CEO, Bank and Trust of Puerto Rico ▪ Associate, First Boston Corporation
Julie A. Courkamp	Chief Financial Officer and Chief Operating Officer, Director & Treasurer	2006	22	▪ Assurance services with PricewaterhouseCoopers ▪ Executive roles within First Western with responsibility for Accounting & Finance, Risk, Technology, Operations and Human Resources
John E. Sawyer	Chief Investment Officer	2017	29	▪ Chief Investment & Fiduciary Officer, BBVA Compass Bank ▪ President & COO, Florida-based boutique wealth management firm ▪ Executive with Credit Suisse, Morgan Keegan & Co., and First Tennessee Capital Markets
Matt Cassell	Chief Banking Officer	2020	25	▪ Colorado Market President, Simmons Bank ▪ President-Colorado, Bank SNB ▪ Market President, Community Banks of Colorado
Scott J. Lawley	Chief Credit Officer	2018	35	▪ Sr. Credit Officer & Segment Risk Officer, Huntington National Bank ▪ Credit advisor, chief underwriter, CRE credit officer PNC Bank, US Bank ▪ Lending positions with Fleet Bank

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MYFW's Sophisticated Board of Directors

Name	Director Since	Primary Business
Scott C. Wylie	2002	▪ First Western Financial, Inc.
Julie A. Caponi, CPA	2017	▪ Former Finance Executive at Arconic, Inc. (fka Alcoa Inc.) ▪ Former audit partner at Deloitte ▪ Board member & Audit Committee chair for FCF (NYSE)
Julie A. Courkamp	2021	▪ First Western Financial, Inc.
David R. Duncan	2011	▪ Energy ▪ Winery Executive, Silver Oak Cellars ▪ Entrepreneur, board member, business leader
Thomas A. Gart	2013	▪ Real Estate Developer ▪ Specialty Retail Executive ▪ Family business, PE investing across broad range of industries
Patrick H. Hamill	2004	▪ Real Estate Developer ▪ Home Builder Executive ▪ Entrepreneur, business/community leader, real estate expertise
Luke A. Latimer	2015	▪ Utility Maintenance ▪ Construction Executive ▪ Family business, public bank board
Scott C. Mitchell	2021	▪ President, U.S. Engineering, Metalworks ▪ President of several successful manufacturing companies ▪ Six Sigma Master Black Belt
Eric D. Sipf, CPA(1)	2003	▪ Former Healthcare Executive ▪ US Army ▪ Asset management, finance, bank board, M&A
Mark L. Smith	2002	▪ Real Estate Developer ▪ Entrepreneur, community leadership, real estate expertise
Joseph C. Zimlich, CPA	2004	▪ Family Office Executive ▪ Corporate leadership, board, and investment management

(1) CPA license inactive.

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Working as a team to grow relationships 41 Integrated Team Approach in Boutique Offices President Private Bankers Lenders Portfolio Managers Wealth Advisor Trust Officer Team-based incentives Relationship-based wealth management Many relationship managers to one client Product group specialists Holistic view of the client – ConnectView®

42 Organizational Structure Built for Scale Full Bank and Trust: ▪ Aspen, CO ▪ Boulder, CO ▪ Cherry Creek, CO ▪ Denver, CO ▪ DTC/Cherry Hills, CO ▪ Northern Colorado ▪ Jackson Hole, WY ▪ Rock Springs, WY ▪ Pinedale, WY ▪ Scottsdale, AZ ▪ Broomfield, CO ▪ Phoenix, AZ ▪ Vail Valley, Avon, CO Loan Production Offices: ▪ Bozeman, MT ▪ Ft. Collins, CO ▪ Greenwood Village, CO ▪ Phoenix, AZ Trust Offices: ▪ Century City, CA ▪ Laramie, WY ▪ Investment Management ▪ Fiduciary/ Trust ▪ Wealth Planning ▪ Retirement Services ▪ Insurance ▪ Mortgage Services ▪ Treasury Management First Western Profit Centers Product Groups Support Centers ▪ Finance & Accounting ▪ Risk & Compliance ▪ Enterprise Technology ▪ Human Capital ▪ Credit Analysis ▪ Bank & Trust/Investment Operations ▪ Marketing/Branding Big operating leverage from expert, high fixed cost teams Very profitable when mature

Non-GAAP Reconciliations 43

Non-GAAP Reconciliation

Consolidated Gross Revenue	For the Years Ended,						
(Dollars in thousands)	2016	2017	2018	2019	2020	2021	2022
Total income before non-interest expense	$53,394	$54,501	$57,602	$63,997	$92,615	$95,408	$107,934
Less: Unrealized gains/(losses) recognized on equity securities	-	-	(15)	21	15	(21)	342
Less: net gain/(loss) on loans accounted for under the fair value option	-	-	-	-	-	-	(891)
Less: Net gain on equity interests	114	81	-	119	-	489	7
Less: Net gain on sale of assets	-	-	-	183	-	-	-
Less: Net gain on loans held for sale	-	-	-	-	-	-	(12)
Plus: Provision for credit loss	985	788	180	662	4,682	1,230	3,682
Gross revenue	$54,265	$55,208	$57,797	$64,336	$97,282	$96,170	$112,170

Consolidated Adjusted Pre-tax, Pre-provision Income	For the Twelve Months Ended December 31,						
(Dollars in thousands)	2016	2017	2018	2019	2020	2021	2022
Net Income before income tax, as reported	$3,571	$5,007	$7,422	$10,192	$33,063	$27,280	$28,828
Plus: Provision for loan losses	985	788	180	662	4,682	1,230	3,682
Pre-tax, Pre-provision Income	$4,556	$5,795	$7,602	$10,854	$37,745	$28,510	$32,510
Plus: Acquisition related expenses	-	-	-	-	684	4,101	1,223
Adjusted Pre-tax, Pre-provision Income	**$4,556**	**$5,795**	**$7,602**	**$10,854**	**$38,429**	**$32,611**	**$33,733**

Diluted Pre-Tax Earnings Per Share	For the Twelve Months ended December 31,				
(Dollars in thousands)	2018	2019	2020	2021	2022
Non-Mortgage income before income tax	$8,664	$6,152	$12,086	$21,378	$31,139
Plus: Acquisition-related expenses	-	-	684	4,101	1,223
Mortgage income before income tax	(1,242)	4,040	20,978	5,902	(2,311)
Less: Income tax expense including acquisition tax effect	1,775	2,183	8,705	7,673	7,432
Net income available to common shareholders	$5,647	$8,009	$25,043	$23,708	$22,619
Diluted weighted average shares	5,586,620	7,914,961	7,961,904	8,235,178	9,713,623
Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share	**$1.55**	**$0.78**	**$1.60**	**$3.09**	**$3.33**
Consolidated Diluted Pre-Tax Earnings Per Share	**$1.33**	**$1.29**	**$4.24**	**$3.81**	**$3.09**

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Non-GAAP Reconciliation

Consolidated Efficiency Ratio *(Dollars in thousands)*	For the Years Ended, 2016	2017	2018	2019	2020	2021	2022
Non-interest expense	$49,823	$49,494	$50,182	$53,806	$59,552	$68,128	$79,106
Less: Amortization	747	784	831	374	14	17	308
Less: Acquisition related expenses	-	-	-	-	684	4,101	1,223
Less: Goodwill impairment	-	-	-	1,572	-	-	-
Less: Provision on other real estate owned	-	-	-	-	176	-	-
Less: Loss on assets held for sale	-	-	-	-	553	-	-
Plus: Gain on sale of LA fixed income team	-	-	-	-	62	-	-
Adjusted non-interest expense	$49,076	$48,710	$49,351	$51,860	$58,187	$64,010	$77,575
Net interest income	$24,457	$27,576	$30,624	$32,061	$46,102	$56,509	$83,204
Non-interest income	29,922	27,713	27,158	32,598	51,195	40,129	28,412
Less: Unrealized gains/(losses) recognized on equity securities	-	-	(15)	21	15	(21)	342
Less: net gain/(loss) on loans accounted for under the fair value option	-	-	-	-	-	-	(891)
Less: Net gain on equity interests	114	81	-	119	-	489	7
Less: Net gain on sale of assets	-	-	-	183	-	-	-
Less: Net gain on loans held for sale	-	-	-	-	-	-	(12)
Total income	$54,265	$55,208	$57,797	$64,336	$97,282	$96,170	$112,170
Efficiency ratio	90.4%	88.2%	85.4%	80.6%	59.8%	66.6%	69.2%

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Non-GAAP Reconciliation

Consolidated Efficiency Ratio	For the Three Months Ended,				
(Dollars in thousands)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Non-interest expense	$20,524	$19,358	$20,583	$19,260	$19,905
Less: amortization	4	77	77	77	77
Less: acquisition related expenses	3,696	527	347	154	195
Adjusted non-interest expense	$16,824	$18,754	$20,159	$19,029	$19,633
Net interest income	$14,407	$18,305	$20,152	$22,906	$21,842
Non-interest income	9,516	8,579	6,926	6,345	6,561
Less: unrealized gains/(losses) recognized on equity securities	(7)	(32)	299	75	-
Less: net gain/(loss) on loans accounted for under the fair value option	-	-	(155)	(134)	(602)
Less: Net gain on equity interests	489	1	-	6	-
Less: Net (loss)/gain on loans held for sale at fair value	-	-	-	-	(12)
Adjusted non-interest income	9,034	8,610	6,782	6,398	7,175
Total income	$23,440	$26,915	$26,934	$29,304	$29,017
Efficiency ratio	**71.77%**	**69.68%**	**74.85%**	**64.94%**	**67.66%**

Consolidated Tangible Common Book Value Per Share	As of,					
(Dollars in thousands)	Dec. 31, 2018	Dec. 31, 2019	Dec. 31, 2020	Dec. 31, 2021	Sep. 30, 2022	Dec. 31, 2022
Total shareholders' equity	$116,875	$127,678	$154,962	$219,041	$234,862	$240,864
Less:						
Goodwill and other intangibles, net	25,213	19,714	24,258	31,902	32,181	32,104
Intangibles held for sale[(1)]	-	3,553	-	-	-	-
Tangible common equity	91,662	104,411	$130,704	187,139	202,681	208,760
Common shares outstanding, end of period	7,968,420	7,940,168	7,951,773	9,419,271	9,492,006	9,495,440
Tangible common book value per share	**$11.50**	**$13.15**	**$16.44**	**$19.87**	**$21.35**	**$21.99**

Net income available to common shareholders	**$5,471**
Return on tangible common equity (annualized)	**10.48%**

(1) Represents the intangible portion of assets held for sale

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47 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Total income before non-interest expense $20,612 $24,156 $25,282 $26,555 $26,623 Less: unrealized gains/(losses) recognized on equity securities (7) (32) 299 75 - Less: net gain/(loss) on loans accounted for under the fair value option - - (155) (134) (602) Less: net gain on equity interests 489 1 - 6 - Less: net (loss)/gain on loans held for sale at fair value - - - - (12) Plus: provision for loan loss 812 210 519 1,756 1,197 Gross revenue $20,942 $24,397 $25,657 $28,364 $28,434 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Total income before non-interest expense $2,498 $2,518 $1,277 $940 $583 Plus: provision for loan loss - - - - - Gross revenue $2,498 $2,518 $1,277 $940 $583 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Total income before non-interest expense $23,110 $26,674 $26,559 $27,495 $27,206 Less: unrealized gains/(losses) recognized on equity securities (7) (32) 299 75 - Less: net gain/(loss) on loans accounted for under the fair value option - - (155) (134) (602) Less: net gain on equity interests 489 1 - 6 - Less: net (loss)/gain on loans held for sale at fair value - - - - (12) Plus: provision for loan loss 812 210 519 1,756 1,197 Gross revenue $23,440 $26,915 $26,934 $29,304 $29,017 Gross Revenue excluding net gain on mortgage loans For the Three Months Ended, (Dollars in thousands) December 31, 2021 September 30, 2022 December 31, 2022 Gross revenue $23,440 $29,304 $29,017 Less: net gain on mortgage loans 2,470 885 775 Gross revenue excluding net gain on mortgage loans $20,970 $28,419 $28,242

48 Non-GAAP Reconciliation Adjusted net income available to common shareholders For the Three Months Ended, (Dollars in thousands, except per share data) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Net income available to common shareholders $1,917 $5,524 $4,482 $6,221 $5,471 Plus: acquisition related expense including tax impact 2,859 398 260 116 146 Adjusted net income to common shareholders $4,776 $5,922 $4,742 $6,337 $5,617 Adjusted diluted earnings per share For the Three Months Ended, (Dollars in thousands, except per share data) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Diluted earnings per share $0.23 $0.57 $0.46 $0.64 $0.56 Plus: acquisition related expenses including tax impact 0.34 0.04 0.03 0.02 0.02 Adjusted diluted earnings per share $0.57 $0.61 $0.49 $0.66 $0.58 Allowance for loan losses to Bank originated loans excluding PPP As of (Dollars in thousands) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Total loans held for investment $1,954,168 $1,931,122 $2,150,148 $2,354,898 $2,476,135 Less: Acquired loans 360,661 323,563 287,623 248,573 234,717 Less: PPP loans 40,062 13,109 9,053 6,905 6,378 Less: Purchased loans accounted for under fair value - 6,368 21,149 22,648 23,415 Loans excluding acquired and PPP 1,553,445 1,588,082 1,832,323 2,076,772 2,211,625 Allowance for loan losses 13,732 13,885 14,357 16,081 17,183 Allowance for loan losses to Bank originated loans excluding PPP 0.88% 0.87% 0.78% 0.77% 0.78% Pre-tax, pre-provision net income For the Three Months Ended, (Dollars in thousands) December 31, 2021 September 30, 2022 December 31, 2022 Income before income taxes $2,587 $8,235 $7,301 Plus: provision for loan losses 812 1,756 1,197 Pre-tax, pre-provision net income $3,399 $9,991 $8,498

Non-GAAP Reconciliation

Adjusted net interest margin	For the Three Months Ended December 31, 2021			For the Three Months Ended March 31, 2022			For the Three Months Ended June 30, 2022			For the Three Months Ended September 30, 2022			For the Three Months Ended December 31, 2022		
(Dollars in thousands)	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate
Interest-bearing deposits in other financial institutions	279,406	109		475,942	232		321,673	549		101,824	533		103,190	931	
PPP adjustment	9,556	3		12,378	6		4,493	9		2,798	16		1,736	16	
Investment securities	36,001	226		55,739	337		69,320	418		87,340	653		84,017	645	
Correspondent bank stock	1,744	20		1,663	21		1,555	13		4,924	109		11,880	237	
PPP adjustment	-	-		-	-		-	-		-	-		-	-	
Loans	1,653,920	15,398		1,922,770	19,096		2,010,024	20,663		2,241,343	25,345		2,436,273	30,691	
PPP adjustment	(51,825)	(622)		(30,481)	(491)		(13,385)	(148)		(9,026)	(73)		(7,350)	(32)	
Purchase Accretion adjustment	-	398		-	(328)		-	(288)		-	114		-	(87)	
Adjusted total Interest-earning assets	1,928,802	15,532		2,438,011	18,873		2,393,680	21,216		2,429,203	26,697		2,629,746	32,401	
Interest-bearing deposits		813			943			1,103			2,706			8,260	
PPP adjustment		-			-			-			-			-	
Federal Home Loan Bank Topeka and Federal Reserve borrowings		55			39			28			666			1,916	
PPP adjustment		(31)			(16)			(8)			(3)			(6)	
Subordinated notes		477			400			361			362			486	
Adjusted total interest-bearing liabilities		1,314			1,366			1,484			3,731			10,656	
Net interest income		14,218			17,507			19,732			22,966			21,745	
Adjusted net interest margin			**2.95%**			**2.87%**			**3.30%**			**3.78%**			**3.31%**

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